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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2003

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
 (Exact name of registrant as specified in its charter)

Delaware	333-45599 and 333-45611	41-1783128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Convention Center Drive Suite 850-17A Las Vegas, Nv. 89109 (Address of principal executive offices)

(702) 949-5514
(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits

  Ex.
  20.a Series 1998-2 October Certificateholders' Statement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.
	By:	/s/ J.PAUL WHITEHEAD, III
	Name:	J.Paul Whitehead, III
	Title:	Treasurer and Secretary
Dated: November 17, 2003

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FINGERHUT RECEIVABLES, INC. Current Report on Form 8-K
  Item 7. Financial Statements and Exhibits
SIGNATURE